                                   EXHIBIT 99


MEDIA CONTACTS:                                 ANALYST CONTACT:
    John Fuller       (216) 689-8140             Vern Patterson   (216) 689-0520
    Bill Murschel     (216) 689-0457

WEB SITE:         www.Key.com

FOR IMMEDIATE RELEASE

                   KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
                   -------------------------------------------

- EARNINGS PER SHARE $0.65, INCLUDING GAIN RECOGNIZED FROM SALE OF INTEREST IN ELECTRONIC PAYMENT SERVICES, INC.

-    FEE INCOME RISES 36 PERCENT FROM THE YEAR-AGO QUARTER

-    CONTINUED STRONG LOAN GROWTH

-    5.5 MILLION SHARES REPURCHASED DURING THE QUARTER

         CLEVELAND, April 15, 1999 -- KeyCorp (NYSE: KEY) today reported first-quarter earnings of $293 million, or $0.65 per diluted common share, up from $235 million, or $0.53 in the first quarter of 1998. Earnings per diluted common share were $0.57 for the first quarter of 1999, after excluding an aggregate $0.08 impact of a gain from the sale of Key's 20 percent interest in Electronic Payment Services, Inc., certain nonrecurring charges and the provision for loan losses in excess of net charge-offs.

         Key's return on average equity was 19.5 percent (approximately 27.9 percent on a cash earnings basis) for the first quarter of 1999, compared with
18.3 percent (approximately 25.4 percent on a cash earnings basis) for the first quarter of last year. Return on average total assets was 1.49 percent (approximately 1.64 percent on a cash earnings basis) for the first quarter of 1999, compared with 1.32 percent (approximately 1.45 percent on a cash earnings basis) in the first quarter of 1998.

         "First quarter results were highlighted by growth in fee income, strong consumer loan demand, and continued growth in commercial lending. Driven by revenues from such areas as asset management, brokerage and loan securitizations, core noninterest income increased 36 percent from the year-ago quarter," said Robert W. Gillespie, KeyCorp chairman and chief executive officer. "Our home equity loans, excluding the impact of sales, were up an annualized 22 percent from the prior quarter and our commercial loan growth exceeded 10 percent for the eighth consecutive quarter. At the same time, we were able to maintain a high level of asset quality.
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KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
APRIL 15, 1999
PAGE 2



         "In our first full quarter of operation since the acquisition of McDonald & Company, we are pleased with the smooth integration process, and plans are in place to further leverage client relationships in the months ahead," Gillespie said. "From a strategic perspective, Key is aggressively moving toward its long-term goal of generating 50 percent of its revenue from investment advisory and other noninterest income generating activities. In the first quarter, 41 percent of Key's total revenue was provided by these activities, up from 39 percent last quarter and 35 percent a year ago."

         In the first quarter, Key reclassified the distributions on its capital securities from noninterest expense to interest expense and restated prior quarters. As measured using the new classification, net interest income in the first quarter of 1999 totaled $685 million, up 5 percent from $650 million in the first quarter of last year. This improvement reflected a 10 percent increase in average earning assets (primarily commercial loans) to $70.7 billion, which more than offset a 19 basis point reduction in the net interest margin to 3.95 percent. Compared with the prior quarter, net interest income was relatively unchanged as an annualized 7 percent increase in average earning assets was offset by a 4 basis point decline in the net interest margin. During the first quarter, the growth in earning assets was moderated by the securitization and sale of approximately $1.8 billion of consumer loans.

         Noninterest income for the first quarter of 1999 was $609 million, significantly higher than the $356 million reported a year ago. Included in first quarter 1999 results was a $134 million gain from the sale of Key's interest in Electronic Payment Services. Excluding this gain and branch divestiture gains of $6 million recorded in the first quarter of last year, noninterest income grew by $125 million, or 36 percent, and comprised 41 percent of total revenue, compared to 35 percent a year ago. Strong increases in income from insurance and brokerage (up $35 million), trust and asset management (up $29 million) and investment banking and capital markets (up $19 million) reflected the impact of the October 1998 acquisition of McDonald. In addition, net loan securitization income rose by $29 million.

         Noninterest expense totaled $748 million for the first quarter of 1999, compared to $586 million in the year-ago quarter. Included in first quarter 1999 expense was a $20 million contribution to Key's charitable foundation made in light of the gain realized from the sale of Electronic Payment Services. Excluding this contribution and $27 million of other nonrecurring charges, noninterest expense increased by $115 million, or 20 percent. On the same basis, noninterest expense was $34 million, or 5 percent, above the fourth quarter of 1998. The increases came largely from the impact of the McDonald acquisition and higher personnel costs associated with various incentive programs.

KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
APRIL 15, 1999
PAGE 3




         The provision for loan losses was $111 million for the first quarter of 1999 and exceeded the level of net charge-offs by $30 million. The increase from the $77 million provision recorded in both the prior quarter and the first quarter of 1998 reflected a number of factors, including Key's continuing commercial loan growth and an enhancement in the allowance for loan losses allocation methodology pertaining to the credit card portfolio. Net loan charge-offs were 0.53 percent of average loans outstanding for the quarter, compared to 0.50 percent for the prior quarter and 0.58 percent for the year-ago quarter. Key's nonperforming assets ended the first quarter at $430 million, or
0.70 percent of loans, plus other real estate owned and other nonperforming assets, compared to $404 million, or 0.65 percent, at December 31, 1998.

         Key's capital ratios continue to exceed all "well-capitalized" benchmarks. The tangible equity to tangible assets ratio was 5.86 percent as of March 31, 1999, compared with 5.93 percent last quarter and 5.81 percent a year earlier. The decline from the prior quarter reflected Key's first quarter 1999 repurchase of 5.5 million of its common shares. This included the repurchase of
3.9 million shares to complete the authorization to repurchase up to 60 percent of the shares issued in the McDonald transaction. The remaining shares were repurchased under a separate authorization that provides for the repurchase of up to 10 million common shares.







--------------------------------------------------------------------------------
This news release contains forward-looking statements which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the economy which could materially change anticipated credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; significant delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; unforeseen business risks related to Year 2000 computer systems issues; and significant changes in accounting, tax, or regulatory practices or requirements.
--------------------------------------------------------------------------------

                                      # # #

KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
APRIL 15, 1999
PAGE 4

                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                             Three months ended
                                                                        -------------------------------------------------------
                                                                            3-31-99            12-31-98             3-31-98
                                                                        -------------        ------------        --------------
SUMMARY OF OPERATIONS
      Net interest income (TE)                                              $    693            $    695            $    659
      Provision for loan losses                                                  111                  77                  77
      Noninterest income                                                         609                 447                 356
      Noninterest expense                                                        748                 667                 586
      Net income                                                                 293                 260                 235

PER COMMON SHARE
      Net income                                                            $    .65            $    .58            $    .53
      Net income - assuming dilution                                             .65                 .57                 .53
      Cash dividends                                                             .26                .235                .235
      Book value at period end                                                 13.63               13.63               12.15
      Market price at period end                                               30.31               32.00               37.81

AT PERIOD END
      Full-time equivalent employees                                          25,650              25,862              24,650
      Full-service banking offices                                               969                 968               1,006

PERFORMANCE RATIOS
      Return on average total assets                                            1.49 %              1.31 %              1.32 %
      Return on average equity                                                 19.48               17.12               18.25
      Efficiency 1                                                             60.22               58.66               58.19
      Overhead 2                                                               33.19               32.37               36.12
      Net interest margin (TE)                                                  3.95                3.99                4.14

CAPITAL RATIOS AT PERIOD END
      Equity to assets                                                          7.63 %              7.71 %              7.29 %
      Tangible equity to tangible assets                                        5.86                5.93                5.81
      Tier 1 risk-adjusted capital 3                                            7.30                7.21                6.81
      Total risk-adjusted capital 3                                            11.68               11.69               11.38
      Leverage 3                                                                7.21                6.95                6.61


 1 Calculated as noninterest expense (excluding certain nonrecurring charges) divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions and gains from certain divestitures).

 2 Calculated as noninterest expense (excluding certain nonrecurring charges) less noninterest income (excluding net securities transactions and gains from certain divestitures) divided by taxable-equivalent net interest income.

 3    3-31-99 ratio is estimated.

TE = Taxable Equivalent

KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
APRIL 15, 1999
PAGE 5

                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                            Three months ended
                                                                          ------------------------------------------------------
                                                                             3-31-99            12-31-98             3-31-98
                                                                          ------------        -------------      ---------------
ASSET QUALITY
Net loan charge-offs                                                            $ 81               $ 77               $ 77
Net loan charge-offs to average loans                                            .53 %              .50 %              .58 %
Allowance for loan losses                                                       $930               $900               $900
Allowance for loan losses to
     period end loans                                                           1.52 %             1.45 %             1.64 %
Allowance for loan losses to
     nonperforming loans                                                      235.44             246.58             241.29
Nonperforming loans at period end                                               $395               $365               $373
Nonperforming assets at period end                                               430                404                421
Nonperforming loans to period end loans                                          .65 %              .59 %              .68 %
Nonperforming assets to period end loans plus
     OREO and other nonperforming assets                                         .70                .65                .77

KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
APRIL 15, 1999
PAGE 6

                           CONSOLIDATED BALANCE SHEETS
                              (dollars in millions)


ASSETS                                                                             3-31-99            12-31-98            3-31-98
                                                                                 -----------        ------------         -----------
      Loans                                                                       $  61,045           $  62,012           $  54,900
      Investment securities                                                           1,005                 976               1,182
      Securities available for sale                                                   6,778               5,278               7,115
      Short-term investments                                                          1,630               1,974               1,171
                                                                                  ---------           ---------           ---------
           Total earning assets                                                      70,458              70,240              64,368
      Allowance for loan losses                                                        (930)               (900)               (900)
      Cash and due from banks                                                         2,981               3,296               3,287
      Premises and equipment                                                            863                 902                 924
      Goodwill                                                                        1,435               1,430               1,052
      Other intangible assets                                                            72                  79                  99
      Corporate owned life insurance                                                  2,032               2,008               1,921
      Other assets                                                                    3,081               2,965               2,447
                                                                                  ---------           ---------           ---------
           TOTAL ASSETS                                                           $  79,992           $  80,020           $  73,198
                                                                                  =========           =========           =========



LIABILITIES
      Deposits in domestic offices:
           Noninterest-bearing                                                    $   8,601           $   9,540           $   9,083
           Interest-bearing                                                          32,555              32,091              32,253
      Deposits in foreign offices-interest-bearing                                      167                 952                 325
                                                                                  ---------           ---------           ---------
           Total deposits                                                            41,323              42,583              41,661
      Federal funds purchased and securities
           sold under repurchase agreements                                           4,336               4,468               6,468
      Bank notes and other short-term borrowings                                      8,242               9,728               7,442
      Other liabilities                                                               3,285               3,110               2,498
      Long-term debt                                                                 15,457              12,967               9,041
      Capital securities of subsidiary trusts                                         1,244                 997                 750
                                                                                  ---------           ---------           ---------
           TOTAL LIABILITIES                                                         73,887              73,853              67,860

SHAREHOLDERS' EQUITY                                                                  6,105               6,167               5,338

                                                                                  ---------           ---------           ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                        $  79,992           $  80,020           $  73,198
                                                                                  =========           =========           =========

Common Shares outstanding (000)                                                     447,822             452,452             439,315

KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
APRIL 15, 1999
PAGE 7


                        CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in millions, except per share amounts)

                                                                                   Three months ended
                                                                      -------------------------------------------------
                                                                       3-31-99           12-31-98              3-31-98
                                                                      ---------          ---------            ---------
INTEREST INCOME                                                       $  1,381            $  1,411            $  1,327

INTEREST EXPENSE                                                           696                 724                 677

                                                                      --------            --------            --------
NET INTEREST INCOME                                                        685                 687                 650
Provision for loan losses                                                  111                  77                  77
                                                                      --------            --------            --------

                                                                           574                 610                 573

NONINTEREST INCOME
      Trust and asset management income                                    106                  96                  77
      Service charges on deposit accounts                                   81                  76                  78
      Investment banking and capital markets income                         66                  80                  47
      Insurance and brokerage income                                        57                  43                  22
      Corporate owned life insurance income                                 24                  32                  23
      Credit card fees                                                      10                  18                  15
      Net loan securitization income                                        39                   3                  10
      Net securities gains                                                   4                   5                   2
      Gains from divestitures                                              148                  27                  29
      Other income                                                          74                  67                  53
                                                                      --------            --------            --------
           Total noninterest income                                        609                 447                 356

NONINTEREST EXPENSE
      Personnel                                                            372                 343                 294
      Net occupancy                                                         59                  56                  56
      Equipment                                                             56                  51                  43
      Computer processing                                                   54                  49                  40
      Marketing                                                             25                  19                  28
      Amortization of intangibles                                           28                  24                  23
      Professional fees                                                     15                  16                  17
      Other expense                                                        139                 109                  85
                                                                      --------            --------            --------
           Total noninterest expense                                       748                 667                 586
                                                                      --------            --------            --------

INCOME BEFORE INCOME TAXES                                                 435                 390                 343
      Income taxes                                                         142                 130                 108
                                                                      --------            --------            --------
NET INCOME                                                            $    293            $    260            $    235
                                                                      ========            ========            ========

Net income per Common Share                                           $    .65            $    .58            $    .53
Net income per Common Share - assuming dilution                            .65                 .57                 .53

Wtd. avg. Common Shares (000)                                          449,520             449,949             438,589
Wtd. avg. Common Shares and potential
    Common Shares (000)                                                454,197             454,527             444,836
Taxable-equivalent adjustment                                         $      8            $      8            $      9

KEYCORP REPORTS FIRST QUARTER 1999 EARNINGS
APRIL 15, 1999
PAGE 8

                  CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
                                  (in millions)

                                                                                  Three months ended
                                                                  --------------------------------------------------
ASSETS                                                             3-31-99             12-31-98             3-31-98
                                                                  ---------            ---------           ---------
      Loans                                                        $ 61,693            $ 60,656            $ 53,946
      Investment securities                                             990               1,002               1,196
      Securities available for sale                                   6,004               6,066               7,457
      Short-term investments                                          1,975               1,747               1,350
                                                                   --------            --------            --------
           Total earning assets                                      70,662              69,471              63,949
      Allowance for loan losses                                        (888)               (888)               (889)
      Cash and due from banks                                         2,613               2,655               2,621
      Other assets                                                    7,471               7,730               6,441
                                                                   --------            --------            --------
           TOTAL ASSETS                                            $ 79,858            $ 78,968            $ 72,122
                                                                   ========            ========            ========


LIABILITIES
      Deposits in domestic offices:
           Noninterest-bearing                                     $  8,495            $  8,810            $  8,409
           Interest-bearing                                          32,109              32,072              31,980
      Deposits in foreign offices-interest-bearing                      509                 366               1,245
                                                                   --------            --------            --------
           Total deposits                                            41,113              41,248              41,634
      Federal funds purchased and securities
           sold under repurchase agreements                           5,077               5,205               7,117
      Bank notes and other short-term borrowings                      9,208              10,171               6,683
      Other liabilities                                               3,188               3,057               2,390
      Long-term debt                                                 14,133              12,265               8,326
      Capital securities of subsidiary trusts                         1,039                 997                 750
                                                                   --------            --------            --------
           TOTAL LIABILITIES                                         73,758              72,943              66,900

SHAREHOLDERS' EQUITY                                                  6,100               6,025               5,222

                                                                   --------            --------            --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 79,858            $ 78,968            $ 72,122
                                                                   ========            ========            ========